UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2005
STRATAGENE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50786	33-0683641
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11011 North Torrey Pines Road, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 535-5400

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 7.01. Regulation FD Disclosure.
     On August 9, 2005, the Company held a conference call regarding its financial results for the second fiscal quarter ended June 30, 2005 and related corporate developments. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Transcript of conference call held by Stratagene Corporation on August 9, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005	STRATAGENE CORPORATION
	By:	/s/ STEVE MARTIN
		Name:	Steve Martin
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Transcript of conference call held by Stratagene Corporation on August 9, 2005